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                                                                    Exhibit 23.6

                      [LETTERHEAD OF HAS ASSOCIATES, INC.]

                         CONSENT OF HAS ASSOCIATES, INC.

         We consent to the inclusion of the opinion of our firm to be dated as of the date of the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 of Northway Financial, Inc. and to all references to our firm in or made a part of such Registration Statement.


                                                    /s/ HAS ASSOCIATES, INC.


Boston, Massachusetts
August 6, 1997